ESC STRATEGIC FUNDS, INC.

                        Supplement dated March 15, 1999
                        To Prospectus dated July 17, 1998

         This  Supplement  is  provided  to  update,   and  should  be  read  in
conjunction with, the information provided in the Prospectus.

          The Board of Directors of ESC Strategic Funds, Inc. has determined to discontinue the operations of the ESC Strategic Value Fund effective March 26, 1999, to terminate the Fund and return to shareholders their holdings in the Fund. Thus, as of March 26, 1999, ESC Strategic Value Fund will no longer be available as an investment.